Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Defense and Aerospace Portfolio

May 31, 2019

DEF-QTLY-0719
1.802165.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Aerospace & Defense - 95.2%
Aerospace & Defense - 95.2%
Airbus Group NV	239,200	$30,625,528
Arconic, Inc.	3,795,569	83,122,961
Astronics Corp. (a)	43,353	1,763,167
Astronics Corp. Class B	421,216	17,084,521
Bombardier, Inc. Class B (sub. vtg.) (a)	39,734,000	59,677,434
BWX Technologies, Inc.	773,879	36,016,329
CAE, Inc.	2,662,700	67,907,124
Cubic Corp.	184,300	10,398,206
Elbit Systems Ltd. (b)	570,885	81,134,176
FACC AG	141,552	2,005,149
General Dynamics Corp.	1,106,300	177,915,166
Harris Corp.	180,400	33,769,076
HEICO Corp. Class A	1,489,734	146,381,263
Huntington Ingalls Industries, Inc.	641,975	131,681,912
Kongsberg Gruppen ASA	331,500	4,359,799
Kratos Defense & Security Solutions, Inc. (a)	648,985	14,310,119
Lockheed Martin Corp.	376,015	127,296,118
Moog, Inc. Class A	1,470,675	121,213,034
Northrop Grumman Corp.	1,082,350	328,222,638
Raytheon Co.	49,926	8,712,087
Spirit AeroSystems Holdings, Inc. Class A	1,381,800	111,981,072
Teledyne Technologies, Inc. (a)	548,900	129,430,620
The Boeing Co.	1,227,019	419,161,959
TransDigm Group, Inc. (a)	521,746	230,063,899
United Technologies Corp.	990,756	125,132,483
		2,499,365,840
IT Services - 1.6%
IT Consulting & Other Services - 1.6%
CACI International, Inc. Class A (a)	201,756	41,061,381
Machinery - 1.3%
Industrial Machinery - 1.3%
Woodward, Inc.	315,366	34,349,665
Textiles, Apparel & Luxury Goods - 0.4%
Textiles - 0.4%
Parsons Corp.	305,300	9,693,275
TOTAL COMMON STOCKS
(Cost $1,859,620,919)		2,584,470,161

Money Market Funds - 1.1%
Fidelity Cash Central Fund 2.41% (c)	29,257,871	29,263,722
Fidelity Securities Lending Cash Central Fund 2.42% (c)(d)	263,224	263,250
TOTAL MONEY MARKET FUNDS
(Cost $29,526,972)		29,526,972
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $1,889,147,891)		2,613,997,133
NET OTHER ASSETS (LIABILITIES) - 0.4%		10,006,597
NET ASSETS - 100%		$2,624,003,730

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$134,261
Fidelity Securities Lending Cash Central Fund	1,476
Total	$135,737

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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